CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.12

(Execution Version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 5

Date: March 2, 2023	Change Order No. 5

Reference: Scope Additions,
Deletions and Modifications

Documents: Change Order
Notices and Change Order
Requests as per letters No: PQ-
PRM-KZV-VGL-LET-00029,
PQ-PRM-KZV-VGL-LET-
00031, PQ-PRM-KZV-VGL-
LET-00032, PQ-PRM-KZV-
VGL-LET-00033, PQ-PRM-
KZV-VGL-LET-00040, PQ-
PRM-KZV-VGL-LET-00041,
PQ-PRM-KZV-VGL-LET-
00042, PQ-PRM-KZV-VGL-
LET-00043, PQ-PRM-KZV-
VGL-LET-00044, PQ-PRM-
KZV-VGL-LET-00046, PQ-
PRM-KZV-VGL-LET-00049,
PQ-PRM-KZV-VGL-LET-
00054, PQ-PRM-KZV-VGL-
LET-00055, PQ-PRM-KZV-
VGL-LET-00060, PQ-PRM-
KZV-VGL-LET-00062, PQ-
PRM-KZV-VGL-LET-00067-22,
PQ-PRM-KZV-VGL-LET-00069
-22, PQ-PRM-KZV-VGL-LET-
00072-22, PQ-PRM-KZV-VGL-
LET-00080-22, PQ-PRM-KZV-
VGL-LET-00082-22, PQ-PRM-
KZV-VGL-LET-00085-22,
PQ-PRM-KZV-VGL-LET-00087
-22, PQ-PRM-KZV-VGL-LET-
00100-22, PQ-PRM-KZV-VGL-
LET-00107-22, PQ-PRM-KZV-
VGL-LET-00108-22, PQ-PRM-
KZV-VGL-LET-00109-22, PQ-
PRM-KZV-VGL-LET-00123-22,
PQ-PRM-KZV-VGL-LET-
00124-22, PQ-PRM-KZV-VGL-
LET-00125-22, PQ-PRM-KZV-
VGL-LET-00130-22, PQ-PRM-
KZV-VGL-LET-00131-22, PQ-
PRM-KZV-VGL-LET-00132-22,
and PQ-PRM-KZV-VGL-LET-
00133-22

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following changes to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the changes set forth herein do not relieve Contractor of its responsibilities or Owner of its reimbursement obligations for all Reimbursable Costs as set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Scope:

Exhibit A (Scope of Work; Applicable Codes and Standards) of the Agreement is hereby amended as follows:

(1)

The items listed in Table 1 below are incorporated in the scope of Work and further defined in the change proposals referenced therein and submitted by Contractor under the cover of the subject letter reference number. The scope of the activities described in the subject change proposals, notice references or Project Deviation Notices (PDN) listed in Table 1 are provided as reference as to the activities to be performed in this Change Order. Contractor shall perform all related Work noted in the subject Notice of Change letter referenced, to include, but not be limited to, any related PDNs listed herein even if not yet formally submitted to Owner, without exclusion.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Table 1

VG PCO No.	Notice Ref.	KZJV Change Proposal No.	KZJV Rev No.	KZJV PDN No.	Description	Target Price Change Amount
[***]	[***]	[***]	[***]	[***]	LNG loading lines – Pipe-in-Pipe	[***]

[***]	[***]	[***]	[***]	[***]	Plant Capacity Optimization	[***]

[***]	[***]	[***]	[***]	[***]	Improve Soil Under Heavy Haul Road (HHR) South of LA23 for New UOP Modules Sizes and Weights	[***]

[***]	[***]	[***]	[***]	[***]	Camera Towers	[***]

[***]	[***]	[***]	[***]	[***]	Refrigerant System	[***]

[***]	[***]	[***]	[***]	[***]	Thermal Modeling	[***]

[***]	[***]	[***]	[***]	[***]	EPC Target Price Adjustment for Cement above Design Mix based on actuals through 31 July 2022	[***]

[***]	[***]	[***]	[***]	[***]	New potable water tank and river water treatment package	[***]

[***]	[***]	[***]	[***]	[***]	Aggregate Supply Chain Cost Increase – to 31-Aug-2022	[***]

[***]	[***]	[***]	[***]	[***]	Additional sheet piling wall for east construction zone	[***]

[***]	[***]	[***]	[***]	[***]	HHC Treating System design	[***]

[***]	[***]	[***]	[***]	[***]	Electrical Grid Configuration Finalization	[***]

[***]	[***]	[***]	[***]	[***]	Seismic monitoring system for LNG storage tanks	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]			[***]	Temporary Construction Water System- Supplement to VG provided water	[***]

[***]	[***]			[***]	Temporary Water	[***]

[***]	[***]	[***]	[***]	[***]	Letter of Credit Fees for Change Orders #1-4	[***]

[***]	[***]	[***]	[***]	[***]	Beard Activities to Accelerate Schedule	[***]

[***]	[***]	[***]	[***]	[***]	Removal of Start-up BOG Compressor	[***]

[***]	[***]			[***]	4 Plex	[***]

[***]	[***]			[***]	Adding of a 25 Cubic Yard Covered Roll Off Dumpster	[***]

[***]	[***]			[***]	IT Support ABS Install on VG Trailers (T&M)	[***]

[***]	[***]			[***]	IT Support ABS Install on VG Trailers (Triad Comms. LS)	[***]

[***]	[***]			[***]	Added duct bank for GIS Building	[***]

[***]	[***]			[***]	Removal of aluminum steps purchase	[***]

[***]	[***]			[***]	Welding the final hold-down clips to the pile cap/marine mod and WM DoR	[***]

[***]	[***]			[***]	OFE Barge and Ship Loose Materials	[***]

[***]	[***]			[***]	Painting required for all uninsulated SS piping & equipment	[***]

[***]	[***]			[***]	Separate Protection and Control Relays / E-House & Substation Equipment Tagging	[***]

[***]	[***]			[***]	GIS Building Overpressure Design	[***]

[***]	[***]			[***]	Operator Training Simulator	[***]

[***]	[***]			[***]	EMS for EDG System	[***]

[***]	[***]			[***]	Zylan Coating Bolts	[***]

[***]	[***]			[***]	RO Demin Package	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]	[***]	Feed gas / HC condensate system ESD & blowdown valves	[***]

[***]	[***]	[***]	DOR adds and deletes related to the WMJV Marine Scope	[***]

[***]	[***]	[***]	State HWY 23 Roadside Drainage	[***]

[***]	[***]	[***]	Liners for all concrete sumps	[***]

[***]	[***]	[***]	Deluge valves for Liquefaction	[***]

[***]	[***]	[***]	BOD & VG Philosophies	[***]

[***]	[***]	[***]	Temporary storm water discharge diffusers	[***]

[***]	[***]	[***]	Removal of Jetty OWS and adjustment of jetty curbing	[***]

[***]	[***]	[***]	PCSW Additional Work	[***]

[***]	[***]	[***]	Increase the warm flare header piping from 24” to 30”	[***]

[***]	[***]	[***]	Fire Water Philosophy Meetings	[***]

[***]	[***]	[***]	Client Comment Log	[***]

[***]	[***]	[***]	FW Piping in Northwest Area	[***]

[***]	[***]	[***]	Shoreline Isolation Valves	[***]

[***]	[***]	[***]	STG Interface and Layout	[***]

[***]	[***]	[***]	KZJV Update of PTS H&MBs	[***]

[***]	[***]	[***]	LNG Storage Tank 40’ Interconnect Piperack Section and P&ID comment on line size / number changes	[***]

[***]	[***]	[***]	PLC Supplier	[***]

[***]	[***]	[***]	Foundation elevation	[***]

[***]	[***]	[***]	Increased line / equipment for two GTs for start-up SIMOPS	[***]

[***]	[***]	[***]	U/G electrical trenches in lieu of direct bury	[***]

[***]	[***]	[***]	Additional LNG Rundown Surge Analysis	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]	[***]	408 Permit Alignment for foundations, structures & site prep	[***]

[***]	[***]	[***]	Locate and prepare cement/aggregate unloading areas closer to the jobsite	[***]

[***]	[***]	[***]	Seismic Specification	[***]

[***]	[***]	[***]	Wind Specification	[***]

[***]	[***]	[***]	Temporary Construction Drainage - LNG Storage Tank Area	[***]

[***]	[***]	[***]	Exchangers - Client Comments	[***]

[***]	[***]	[***]	Overall Mechanical Lead Position	[***]

[***]	[***]	[***]	Even pass for Tempered and PIS Tempered water cooler	[***]

[***]	[***]	[***]	Nitrogen system capacity increase	[***]

[***]	[***]	[***]	Aqueous Ammonia Dispersion Study	[***]

[***]	[***]	[***]	LTS LNG Trench Fire Analysis	[***]

[***]	[***]	[***]	CSE Workhour Budget	[***]

[***]	[***]	[***]	SPCC Update	[***]

[***]	[***]	[***]	Additional client comments to Exchangers specs	[***]

[***]	[***]	[***]	Additional client comments to Machinery specs	[***]

[***]	[***]	[***]	Process Flare Study and Datasheet Comment Support	[***]

[***]	[***]	[***]	Piping GLPS/PSUP Training	[***]

[***]	[***]	[***]	IFR H&MBs	[***]

[***]	[***]	[***]	Additional cases—IFD H&MBs	[***]

[***]	[***]	[***]	Additional IFD H&MBs (UOP Data)	[***]

[***]	[***]	[***]	IFR BODs	[***]

[***]	[***]	[***]	Additional IFD BODs	[***]

[***]	[***]	[***]	VG Hydraulics Review	[***]

[***]	[***]	[***]	Issue Hydraulics Formally	[***]

[***]	[***]	[***]	VG PRV Calc Review	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]	[***]	Issue PRV Calcs Formally	[***]

[***]	[***]	[***]	PIS Support	[***]

[***]	[***]	[***]	Instrument Air Study Support	[***]

[***]	[***]	[***]	BOP Flarenet Model	[***]

[***]	[***]	[***]	Extra HAZOP Support	[***]

[***]	[***]	[***]	Acid Gas Header Line Size	[***]

[***]	[***]	[***]	Evaluation of 5 proposals for Hot Oil Heaters (MB801)	[***]

[***]	[***]	[***]	Furnace Environmental issues associated with Permit Details	[***]

[***]	[***]	[***]	Additional Leadership to Support Schedule	[***]

[***]	[***]	[***]	RFI Coordinator Addition	[***]

[***]	[***]	[***]	Additional Model Manager Support for OFE Data	[***]

[***]	[***]	[***]	Additional HOC Doc Mgmt resource to support use of Hexagon	[***]

[***]	[***]	[***]	Procurement Resources for T&C’s Review (exceptions log)	[***]

[***]	[***]	[***]	S&C and Capitol Spare Part Log	[***]

[***]	[***]	[***]	Exhibit X - Procurement Support	[***]

[***]	[***]	[***]	Procurement Status Report - Re-Baseline	[***]

[***]	[***]	[***]	Additional Security Fencing- Levee (move to AFC?)	[***]

[***]	[***]	[***]	Firewater Platform Layout	[***]

[***]	[***]	[***]	PTS Fire & Gas Location Plans	[***]

[***]	[***]	[***]	Sigma Thermal packaged heater solution	[***]

[***]	[***]	[***]	Slop water recovery	[***]

[***]	[***]	[***]	Air Cooled Condenser - EVAPCO Risk Mitigation Plan	[***]

[***]	[***]	[***]	Booster Compressor recycle tie-in	[***]

[***]	[***]	[***]	Revised Material per MSD for Freed Gas Heater	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]	[***]	Instrumentation Addition to Environmental Systems	[***]

[***]	[***]	[***]	Addition of Pump to BOG and Steam Turbine Oily Water Sumps	[***]

[***]	[***]	[***]	External Splitter Box	[***]

[***]	[***]	[***]	Additional Spill Containment Sump and Pumps	[***]

[***]	[***]	[***]	Miscellaneous Environmental Variances	[***]

[***]	[***]	[***]	Warm Flare Area Changes	[***]

[***]	[***]	[***]	Regularly Scheduled PCSW Meetings/Workshop with VG	[***]

[***]	[***]	[***]	Process data for Offline instrument	[***]

[***]	[***]	[***]	GE PIS P&ID Drafting	[***]

[***]	[***]	[***]	VG not approving Supplier Recommendation for ASME Pumps	[***]

[***]	[***]	[***]	VG Management of Change System	[***]

[***]	[***]	[***]	Material Management Software Purchase and Corresponding Workhours Adjustment	[***]

[***]	[***]	[***]	Capacity Optimization LPS4 - addressed in PDN-0070	[***]

[***]	[***]	[***]	Critical Vendor Data Report	[***]

[***]	[***]	[***]	Procurement & Materials Information - Data Management	[***]

[***]	[***]	[***]	Design Basis for 111-700-PV- 110113 (BOG PV to LP Flare)	[***]

[***]	[***]	[***]	PV from BOG Header to LP Flare.	[***]

[***]	[***]	[***]	Temporary Construction Water System- scope award to Rain4Rent	[***]

[***]	[***]	[***]	Entergy Tie-in ($1M each phase, EPC scope)	[***]

[***]	[***]	[***]	SH23 U-Turn and Deceleration Lane	[***]

[***]	[***]	[***]	Soft Starter for BOG Compressor Motors	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]			[***]	Subsonic Flares	[***]

[***]	[***]			[***]	Information Request - foundation piles for the stormwater pipes on the south side	[***]

[***]	[***]			[***]	Wind speed requirements	[***]

[***]	[***]			[***]	Entergy tie-in to distribution system	[***]

[***]	[***]			[***]	Piping Agreement Impacts- global supply-restricted AML-critic	[***]

[***]	[***]			[***]	Noise Mitigations	[***]

[***]	[***]			[***]	Add indication and pre-alarm to all SIS transmitters	[***]

[***]	[***]			[***]	Change Instrument Tag Numbers	[***]

[***]	[***]			[***]	Analyzer System Scope Changes	[***]

[***]	[***]			[***]	Cryogenic Containment Trough - Expediting & Inspection	[***]

[***]	[***]			[***]	Procurement Status Report - Re-Baseline II	[***]

[***]	[***]			[***]	SharePoint Procurement Deliverables	[***]

[***]	[***]			[***]	HAZOP Action - the Hot Oil System Design Temp Increase	[***]

[***]	[***]			[***]	Additional Revisions to Safety Drawings	[***]

[***]	[***]			[***]	Revised Tagging and Document numbering of Vertical Pumps	[***]

[***]	[***]	[***]	[***]	[***]	Update to BOG compressor pricing	[***]

[***]	[***]	[***]	[***]	[***]	IFH P&ID Issue	[***]

[***]	[***]	[***]	[***]	[***]	Plantwide Dynamic Model	[***]

[***]	[***]	[***]	[***]	[***]	Larger Amine Storage Tank	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

[***]	[***]	[***]	[***]	[***]	Sump and Pump for Chemical Canopy	[***]

[***]	[***]	[***]	[***]	[***]	FW Test Pump Changes	[***]

[***]	[***]	[***]	[***]	[***]	Feed Gas Heater	[***]

[***]	[***]	[***]	[***]	[***]	Weather Shelter	[***]

[***]	[***]	[***]	[***]	[***]	Buildings changes	[***]

[***]	[***]	[***]	[***]	[***]	Add vehicle diesel fueling station	[***]

[***]	[***]	[***]	[***]	[***]	Notice of change: - MTSA MOF	[***]

[***]	[***]	[***]	[***]	[***]	Notice of change: F&G Analysis	[***]

[***]	[***]	[***]	[***]	[***]	KZJV to be Importer of Record for KZJV Material related to KZJV Work	[***]

[***]	[***]	[***]	[***]	[***]	Warm Flare KO Drum Electric Heater Removal	[***]

[***]	[***]	[***]	[***]	[***]	PTS Impoundment Basin Changes	[***]

[***]	[***]	[***]	[***]	[***]	Additional Filters.	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Price:

The Parties have agreed to adjust the Target Price by the amount of [***] in respect of all of the items described in clause (1) above. This Change Order constitutes compensation in full, and final and complete satisfaction, for the adjustments to the Target Price related to the items described in clause (1) above.

Initial Target Price:	[***]

Current Target Price:	[***]

Value of Change Order:	[***]

Adjusted Target Price as a result of this Change Order:	[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC		KZJV LLC

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

		By:	[***]

		Name:	[***]

		Title:	[***]